UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2024

GOLUB CAPITAL BDC 3, INC.

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01244	82-2375481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On January 16, 2024, Golub Capital BDC 3, Inc., a Maryland corporation (“GBDC 3”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), Park Avenue Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of GBDC (“Merger Sub”), GC Advisors, LLC, a Delaware limited liability company and investment adviser to each of GBDC and GBDC 3 (“GC Advisors”) and, for certain limited purposes, Golub Capital LLC. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into GBDC 3, with GBDC 3 continuing as the surviving company and as a wholly-owned subsidiary of GBDC (the “Merger”) and, immediately thereafter, GBDC 3 will merge with and into GBDC, with GBDC continuing as the surviving company (together with the Merger, the “Mergers”). The boards of directors of both GBDC 3 and GBDC, including all of the respective independent directors, have approved the Merger Agreement and the transactions contemplated therein. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

At the Effective Time, each share of common stock, $0.001 par value per share, of GBDC 3 (“GBDC 3 Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares, if any, owned by GBDC or any of its consolidated subsidiaries (the “Cancelled Shares”), shall be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of GBDC (“GBDC Common Stock”) equal to the Exchange Ratio (as defined below) in connection with the closing of the Merger.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of GBDC 3 and GBDC will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to GBDC 3, the “Closing GBDC 3 Net Asset Value” and such calculation with respect to GBDC, the “Closing GBDC Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “GBDC 3 Per Share NAV”, which will be equal to (i) the Closing GBDC 3 Net Asset Value divided by (ii) the number of shares of GBDC 3 Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “GBDC Per Share NAV”, which will be equal to (A) the Closing GBDC Net Asset Value divided by (B) the number of shares of GBDC Common Stock issued and outstanding as of the Determination Date.

The “Exchange Ratio” will be calculated as follows: (i) if the closing price per share of GBDC Common Stock on the Nasdaq on either the Determination Date or, if the Nasdaq is closed on the Determination Date, the most recent trading day prior to the Determination Date (the “GBDC Common Stock Price”) is equal to or lesser than the GBDC Per Share NAV, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of: (A) the GBDC 3 Per Share NAV, divided by (B) the GBDC Per Share NAV; or (ii) if the GBDC Common Stock Price is greater than the GBDC Per Share NAV, then the Exchange Ratio will be the quotient (rounded to the fourth nearest decimal) of: (A) the amount equal to (x) GBDC 3 Per Share NAV multiplied by (y) the sum of (a) one (1) and (b) the GBDC 3 Share of GBDC Premium (as defined below); divided by (B) the GBDC Common Stock Price; provided, that, the amount set forth in sub-clause (y) for the purposes of the calculation shall not be greater than, and shall be subject to a cap of, 1.03. “GBDC 3 Share of GBDC Premium” means fifty percent (50%) multiplied by the difference between (A) the quotient of (x) GBDC Common Stock Price; divided by (y) GBDC Per Share NAV and (B) one (1). The Exchange Ratio shall be appropriately adjusted to reflect any stock increase, decrease or exchange or if a distribution is authorized and declared between the Determination Date and the Effective Time, in each case, to provide the stockholders of GBDC 3 and GBDC the same economic effect as contemplated by the Merger Agreement prior to such event. No fractional shares of GBDC common stock will be issued, and holders of GBDC 3 common stock will receive cash in lieu of fractional shares.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of GBDC’s and GBDC 3’s businesses during the period prior to the closing of the Merger. GBDC and GBDC 3 have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of GBDC’s and GBDC 3’s stockholders, respectively, and have agreed to recommend that the stockholders approve the applicable proposals.

The Merger Agreement provides that each of GBDC and GBDC 3 may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, each of the GBDC board of directors and the GBDC 3 board of directors may, subject to certain conditions and in some instances payment by a third-party acquiror of a termination fee, change its recommendation to the applicable stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to breach its standard of conduct under applicable law (taking into account any changes to the Merger Agreement proposed by GBDC 3 or GBDC, as applicable).

Consummation of the Merger, which is currently anticipated to occur during the first half of calendar year 2024 is subject to certain closing conditions, including (1) requisite approvals of GBDC stockholders and GBDC 3 stockholders, (2) the absence of certain legal impediments to the consummation of the Merger, (3) effectiveness of the registration statement for the GBDC common stock to be issued as consideration in the Merger, (4) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, and (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Merger Agreement also contains certain termination rights in favor of GBDC and GBDC 3, including if the Merger is not completed on or before January 16, 2025 or if the requisite approvals of GBDC stockholders or GBDC 3 stockholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement followed by an acquisition of GBDC or GBDC 3 by a third party not affiliated with GC Advisors, such third party acquiror may be required to pay GBDC or GBDC 3, as applicable, a termination fee of approximately $42 million or $76 million, respectively.

The description above is only a summary of the material provisions of the Merger Agreement and is qualified in its entirety by reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Waiver Letter to Advisory Agreement

On January 16, 2024, GC Advisors entered into a waiver letter agreement (the “Waiver”) to the Investment Advisory Agreement, dated as of September 29, 2017, by and between GC Advisors and GBDC 3 (the “Investment Advisory Agreement”), pursuant to which GC Advisors agreed to irrevocably waive any Subordinated Liquidation Incentive Fee (as defined in the Investment Advisory Agreement) that would otherwise be payable in connection with the transactions contemplated by the Merger Agreement.

The description above is only a summary of the material provisions of the Waiver and is qualified in its entirety by reference to a copy of the Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. GBDC 3 undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K .

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition or the two-step merger of GBDC 3 with and into GBDC (collectively, the “ Mergers”), along with the related proposals for which stockholder approval will be sought (collectively, the “ Proposals”). The forward-looking statements may include statements as to: future operating results of GBDC 3 and GBDC and distribution projections; business prospects of GBDC 3 and GBDC and the prospects of their portfolio companies; and the impact of the investments that GBDC 3 and GBDC expect to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of GBDC 3 and GBDC stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of GBDC 3 and GBDC or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or global health pandemics, such as the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of GBDC 3’s or GBDC’s assets; (xiii) elevating levels of inflation, and its impact on GBDC 3 and GBDC, on their portfolio companies and on the industries in which they invest; (xiv) combined company’s plans, expectations, objectives and intentions, as a result of the Mergers; (xv) the future operating results and net investment income projections of GBDC 3, GBDC, or, following the closing of one or both of the Mergers, the combined company; (xvi) the ability of GC Advisors to locate suitable investments for the combined company and to monitor and administer its investments; (xvii) the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; (xviii) the business prospects of GBDC 3, GBDC or, following the closing of one or both of the Mergers, the combined company and the prospects of their portfolio companies; (xix) the impact of the investments that GBDC 3, GBDC or, following the closing of one or both of the Mergers, the combined company expect to make; (xx) the expected financings and investments and additional leverage that GBDC 3, GBDC or, following the closing of one or both of the Mergers, the combined company may seek to incur in the future; and (xxi) other considerations that may be disclosed from time to time in GBDC 3’s and GBDC’s publicly disseminated documents and filings. GBDC 3 and GBDC have based the forward-looking statements included in this press release on information available to them on the date of this Current Report on Form 8-K, and they assume no obligation to update any such forward-looking statements. Although GBDC 3 and GBDC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that GBDC 3 and GBDC in the future may file with the SEC, including the Joint Proxy Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination involving GBDC 3 and GBDC, along with the related Proposals for which stockholder approval will be sought. In connection with the Proposals, each of GBDC 3 and GBDC intend to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a joint proxy statement of GBDC and GBDC 3 and a prospectus of GBDC (the “Joint Proxy Statement”). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF GBDC 3 AND GBDC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT OF GBDC AND GBDC 3 REGARDING THE PROPOSALS WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GBDC 3, GBDC, THE MERGERS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GBDC, from GBDC’s website at http://www.golubcapitalbdc.com.

Participants in the Solicitation

GBDC 3 and GBDC and their respective directors, executive officers and certain other members of management and employees of GC Advisors and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of GBDC 3 and GBDC in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GBDC 3 and GBDC stockholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

2.1*	Agreement and Plan of Merger, by and among Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Park Avenue Subsidiary Inc., GC Advisors, LLC, and solely for purposes of Section 1.9, Golub Capital LLC, dated as of January 16, 2024.

10.1	Waiver Agreement to the Investment Advisory Agreement by and between Golub Capital BDC 3, Inc. and GC Advisors LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC 3, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC 3, INC.

Date: January 17, 2024	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer